================================================================================
                                                                   Page 1 of 5
                                                    Index to Exhibits - Page 5
================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K


[X] CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
    ACT OF 1934


                        Date of Report: November 10, 2003


                          Commission File Number 1-3634

                             CONE MILLS CORPORATION
             (Exact name of registrant as specified in its charter)


       North Carolina                                       56-0367025
       --------------                                       ----------
(State or other jurisdiction)               (I.R.S. Employer Identification No.)


804 Green Valley Road, Suite 300, Greensboro, N.C.           27408
--------------------------------------------------           -----
(Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number, including area code: 336-379-6220











================================================================================

                                     PART II


Item 5.  Other Events and Required FD Disclosure

On November 7, 2003, the Delaware Bankruptcy Court approved bid procedures agreed to by Cone Mills and its creditors that will enable Cone to proceed with its proposed sale of assets in accordance with Section 363 of Chapter 11 of the U.S. Bankruptcy Code.

Under the procedures, which are filed as Exhibit 2.1 and incorporated herein by reference, an auction will be held on January 29, 2004 through which Cone will sell substantially all of its assets on one or more of the following: (i) particular surplus assets; (ii) Cone's entire denim business line or any particular substantial asset(s) associated therewith; (iii) Cone's entire jacquards business line or any particular substantial assets(s) associated therewith; or (iv) Cone's entire Carlisle finishing business or any particular substantial asset(s) associated therewith. A sale hearing will be held on February 9, 2004 at which the Bankruptcy Court will consider entry of an order authorizing and approving one or more sale transactions pursuant to either (i) the Amended and Restated Asset Purchase Agreement between Cone and WL Ross & Co. LLC, the proposed buyer, filed with the Bankruptcy Court on November 7, 2003, which is filed as Exhibit 2.2 and incorporated herein by reference, or (ii) one or more other successful bids in accordance with the procedures.

A transaction is subject to Bankruptcy Court approval and other conditions, including the completion of the alternative offer process and governmental regulatory requirements, and as a result, there is no assurance that it will be completed, Cone agrees to furnish supplementally a copy of omitted schedules to
Exhibit 2.2 to the Securities and Exchange Commission upon request.

This Form 8-K includes forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, reflecting management's current analysis and expectations, based on what management believes to be reasonable assumptions. These forward-looking statements include statements relating to our anticipated financial performance and business prospects. Statements preceded by, followed by or that include words such as "believe," "anticipate," "estimate," "expect," "would," and other similar expressions are to be considered such forward-looking statements. Forward-looking statements may involve known and unknown risks, uncertainties and other factors, which may cause the actual results to differ materially from those projected, stated or implied, Accordingly, there can be no assurance that the Company will meet future results, performance or achievements expressed or implied by such forward-looking statements. This paragraph is included to provide safe harbor for forward-looking statements, which are not generally required to be publicly revised as circumstances change, and which the Company does not intend to update.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


The following exhibit is furnished to the Securities and Exchange Commission on Form 8-K, but is not deemed to be "filed":

(c)  Exhibits

2.1  Bidding Procedures

2.2 Amended and Restated Asset Purchase Agreement, dated as of November 6, 2003, by and among WLR Recovery Fund II L.P., WLR Cone Mills Acquisition LLC, Cone Mills Corporation; CIPCO, S.C., Inc., Cone Foreign Trading, LLC and Cornwallis Development Co.

99.1 Press Release, dated November 10, 2003



Item 9.  Regulation FD Disclosure

This Form 8-K and the exhibits attached hereto and hereby incorporated by reference are being furnished to the Securities and Exchange Commission under
Item 9. of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD. All information being furnished to the Securities and Exchange Commission shall not be deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  CONE MILLS CORPORATION
                                  (Registrant)




Date:    November 10, 2003       /s/Neil W. Koonce
                                 Neil W. Koonce
                                 Vice President, General Counsel, and
                                    Secretary

Exhibit
  No.      Description

2.1        Bidding Procedures

2.2 Amended and Restated Asset Purchase Agreement, dated as of November 6, 2003, by and among WLR Recovery Fund II L.P., WLR Cone Mills Acquisition LLC, Cone Mills Corporation; CIPCO, S.C., Inc., Cone Foreign Trading, LLC and Cornwallis Development Co.

99.1       Press Release, dated November 10, 2003